Exhibit 99.2

NOTICE OF SPECIAL EARLY REDEMPTION AT PAR

All of the Outstanding

6.775% Senior Notes due 2019

CHESAPEAKE ENERGY CORPORATION

CUSIP NO. 165167CH8

NOTICE IS HEREBY GIVEN pursuant to Sections 3.04 and 13.02 of the Indenture, dated as of August 2, 2010 (the “Base Indenture”), among Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”), the Subsidiary Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), and Section 1.7(b) of the Ninth Supplemental Indenture dated as of February 16, 2012 among the Company, the Subsidiary Guarantors party thereto and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) that the Company has elected to redeem at par on May 13, 2013 (the “Redemption Date”) all of its outstanding 6.775% Senior Notes due 2019 (CUSIP No. 165167CH8) (the “Notes”). Terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

THE NOTES ARE BEING CALLED FOR REDEMPTION SOLELY AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT OF THE NOTES PLUS ACCRUED AND UNPAID INTEREST ON THE NOTES TO BE REDEEMED TO THE REDEMPTION DATE (THE “SPECIAL EARLY REDEMPTION PAYMENT”) PURSUANT TO SECTION 1.7(b) OF THE SUPPLEMENTAL INDENTURE, PARAGRAPH 4 OF THE NOTES AND ARTICLE THREE OF THE BASE INDENTURE. The Company and the Trustee have a disagreement concerning whether this Notice is timely to effect a special early redemption at par. On March 8, 2013, the Company filed a lawsuit in the United States District Court for the Southern District of New York (the “District Court”) seeking a declaratory judgment (the “Declaratory Judgment Action”) that (a) this Notice is timely and effective to redeem the Notes at 100% of the principal amount plus accrued and unpaid interest (i.e., par), and (b) this Notice is effective solely for a special early redemption of the Notes at par and if either (i) this Notice is determined not to be timely for that purpose, or (ii) the District Court has not issued a decision in the Declaratory Judgment Action with respect to the relief set forth in clause (a) prior to the Redemption Date, this Notice shall be deemed null and void and shall not be effective to redeem the Notes. For the avoidance of doubt, notwithstanding anything in the Indenture to the contrary, this Notice of Special Early Redemption at Par will not be deemed to be made pursuant to Section 1.7(c) of the Supplemental Indenture or otherwise to require the Company to redeem the Notes at the Make-Whole Price.

If this Notice is effective pursuant to a ruling of the District Court rendered prior to the Redemption Date, the Special Early Redemption Payment will become due and payable upon each Note to be redeemed on the Redemption Date. Unless the Company defaults in making the Special Early Redemption Payment, interest on the Notes will cease to accrue on and after the Redemption Date and the only remaining right of the holders thereof is to receive the Special Early Redemption Payment upon surrender to the Paying Agent of the Notes.

Under United States federal income tax law, The Bank of New York Mellon Trust Company, N.A., as the paying agent (the “Paying Agent”), is required to withhold 28% of the principal amount of your holdings redeemed unless it is provided with your social security number or federal employer identification number, properly certified.

No representation is made as to the correctness or accuracy of the CUSIP number listed in this notice of redemption or printed on the Notes.

To receive the Special Early Redemption Payment, certificates representing the Notes must be surrendered to the Paying Agent at the following address:

By Mail:	By Express Delivery:
The Bank of New York Mellon Trust Company, N.A.	The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 1020	2 N. LaSalle Street, Suite 1020
Chicago, IL 60602	Chicago, IL 60602
Attention: Corporate Trust Administration	Attention: Corporate Trust Administration

By Hand:
The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 1020
Chicago, IL 60602
Attention: Corporate Trust Administration

Dated: March 15, 2013